Exhibit 99.1

NII Holdings Selects HP for IT Managed Services
in Latin America
Agreement positions NII to standardize processes and enhance customer satisfaction, and to make service delivery faster and more efficient
RESTON, Va. — February 24, 2010 — NII Holdings, Inc. (Nasdaq: NIHD), a leading provider of mobile communication services operating under the Nextel brand in Latin America, has selected HP Enterprise Services to manage its applications and technology infrastructure support services throughout Latin America. The agreement covers the management of NII’s IT applications and infrastructure across its operations in Argentina, Brazil, Chile, Mexico, Peru and headquarters in the United States.
This agreement positions NII to further enhance the superior service quality and customer experience its high-value customers have come to expect. Under the agreement, HP (NYSE: HPQ) will standardize processes, consolidate technology infrastructure support services, and employ new technology to assist NII in delivering expanded services to customers, while reducing costs. HP brings an experienced approach to data center consolidation and management to support NII’s technology infrastructure both at is subsidiaries in Latin America and at its U.S. headquarters.
“The foundation of delivering the highest quality voice and data services to our valuable customers throughout Latin America is rooted in providing an outstanding customer experience,” said Steve Dussek, NII Holdings’ Chief Executive Officer. “Our partnership with HP is a key component in our efforts to enhance the IT systems that support all the services we provide to our customers and improve the efficiency of our operations,” he added.
“Given the opportunities to deliver profitable growth, including our plans to deploy 3G capabilities, we are confident that this is the right time to utilize the experience of HP to enhance the efficiency and flexibility of our IT infrastructure,” said Alan Strauss, NII Holdings’ Chief Technology Officer. “Using the expertise of HP and the experience of our employees, we will standardize our processes and leverage the opportunities to increase our operational flexibility, improve our cost efficiencies, and improve our service quality. This improved efficiency will help us to better serve our customers and allow us to invest in developing and launching new and innovative services. And our employees who will be transitioning to become employees of HP Enterprise Services will benefit from the opportunity to work with one of the world’s largest technology companies, leveraging their expertise to build more efficient IT operations,” he added.

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Key elements of the managed services arrangements include the following:
•	HP will provide applications development, management and testing services that include NII’s software development processes, billing systems and applications support. These services will help NII improve applications performance, quality and reliability with measurable service levels linked to key business performance indicators.

•	HP will consolidate and manage the workplace computing environment for NII employees in Latin America and the United States. Services will include service desk and site support services.

•	Data center management services are also a significant part of the agreement. HP will manage and support the server and storage environments at NII sites in each of NII’s markets and at its headquarters, and in an HP site in Argentina. Additionally, HP will provide security services and manage NII’s internal information technology network and will provide a network that links data centers in the United States and Latin America.

•	These services will be delivered to NII primarily from sites in the United States and Latin America that are part of the HP Best Shore® global delivery network. This delivery model focuses on using an optimal mix of onsite, nearshore and farshore resources to provide the skills and expertise required, with consistent delivery processes at all locations around the world.
“NII is looking for a partner to continuously identify opportunities to improve processes, tools, software and platforms to ensure that its technology investments support its business,” said Andy Mattes, senior vice president, Americas, HP Enterprise Services. “HP will use its communications industry expertise to help NII in its efforts to capture more revenue with new, innovative services while streamlining technology operations across its markets and reducing overall costs with standardized technology processes.”
About HP
HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. The world’s largest technology company, HP brings together a portfolio that spans printing, personal computing, software, services and IT infrastructure to solve customer problems. More information about HP (NYSE: HPQ) is available at http://www.hp.com.
About NII Holdings
NII Holdings Inc., a publicly held company based in Reston, Va., is a leading provider of mobile communications for business customers in Latin America. NII Holdings Inc. has operations in Argentina, Brazil, Chile, Mexico and Peru offering a fully integrated wireless communications tool with digital cellular voice service, data services, wireless Internet access and Nextel Direct Connect® and International Direct Connect™, a digital two-way radio feature. NII Holdings Inc., a Fortune 1000 company, trades on the NASDAQ market under the symbol NIHD and is a member of the NASDAQ 100 Index. Visit the company’s website at http://www.nii.com.

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Nextel, the Nextel logo, and Nextel Direct Connect are trademarks and/or service marks of Nextel Communications, Inc.
SAFE HARBOR
This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to statements of the plans, strategies and objectives of management for future operations; any statements concerning expected development, performance or market share relating to products and services; any statements regarding anticipated operational and financial results; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include macroeconomic and geopolitical trends and events; the execution and performance of contracts by HP and its customers, suppliers and partners; the achievement of expected operational and financial results; and other risks that are described in HP’s filings with the Securities and Exchange Commission, including but not limited to HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009. HP assumes no obligation and does not intend to update these forward-looking statements.
This news release includes “forward-looking statements” regarding the proposed business partnership and related IT applications and infrastructure management, business outlook and future performance, as well as other statements that are not historical or current facts and deal with potential future circumstances and developments. Forward-looking statements are qualified by the inherent risk and uncertainties surrounding future expectations generally and may materially differ from actual future experience. Risks and uncertainties that could affect the forward-looking statements in this release include: the failure to realize operational efficiencies; unexpected costs or liabilities; the impact of more intense competitive conditions and changes in economic conditions in the markets we serve; the impact on our financial results, and potential reductions in the recorded value of our assets, that may result from fluctuations in foreign currency exchange rates and, in particular, fluctuations in the relative values of the currencies of the countries in which we operate compared to the U.S. dollar; the risk that our network technologies will not perform properly or support the services our customers want or need, including the risk that technology developments to support our services will not be timely delivered; the risk that customers in the markets we serve will not find our services attractive; and the additional risks and uncertainties that are described from time to time in NII Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and, when filed, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as well as in other reports filed from time to time by NII Holdings with the Securities and Exchange Commission. This press release speaks only as of its date, and NII Holdings disclaims any duty to update the information herein.

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Investor Relations:
Tim Perrott, NII
(703) 390-5113
tim.perrott@nii.com
Media Relations:
Claudia E. Restrepo, NII
(786) 251-7020
claudia.restrepo@nii.com
NII Holdings, Inc.
1875 Explorer Street, Suite 1000
Reston, VA. 20190
(703) 390-5100
www.nii.com
Jennifer Harbour, HP
+1 281 518 9632
jennifer.harbour@hp.com
Martha Mejia, HP
+1 786 735 3429 martha.mejia@hp.com

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